Nasdaq: HMST 4th Quarter 2020 as of February 2, 2021

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance, business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, and related to future plans and strategies, anticipated events, outcomes, or trends, and are not historical facts, as well as a number of assumptions concerning future events, and are identified by words such a “will,” “may,” “could,” “should,” “would,” “believe,” “expect,” anticipate” and similar expressions. Forward-looking statements in this presentation include, among other matters, statements regarding our business plans and strategies, general economic trends, strategic initiatives we have announced, including forecasted reductions in the Company’s cost structure and future run rates, growth scenarios and performance targets. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2019, and in our subsequently quarterly reports on Form 10-Q and Forms 8-K. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include, without limitation, changes in general political and economic conditions that impact our markets and our business, actions by the Federal Reserve Board and financial market conditions that affect monetary and fiscal policy, regulatory and legislative findings or actions that may increase capital requirements or otherwise constrain our ability to do business, including restrictions that could be imposed by our regulators on certain aspects of our operations or on our growth initiatives and acquisition activities, risks related to our ability to: retain adequate key personnel to operate our business, realize the expected cost savings from restructuring activities and cost containment measures that we have undertaken or have announced, continue to expand our commercial and consumer banking operations, grow our franchise and capitalize on market opportunities, cost-effectively manage our overall growth efforts to attain the desired operational and financial outcomes, manage the losses inherent in our loan portfolio, assess the novelty of the recently adopted “Current Expected Credit Losses,” or CECL, accounting standard which replaced the “Allowance for Loan and Lease Losses” accounting standard coupled with our relative inexperience with the newer standard, improve long-term shareholder value through effective use of our surplus capital, make accurate estimates of the value of our non-cash assets and liabilities, maintain electronic and physical security of customer data, respond to our restrictive and complex regulatory environment and effectively respond to the changes in the global, national, state and local markets caused by or related to the COVID-19 pandemic and the success of mitigation measures, including vaccine programs. Actual results may fall materially short of our expectations and projections, and we may be unable to execute on our strategic initiatives, or we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward-looking statements for any reason. Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ending December 31, 2020, and is unaudited, although certain information related to the year ended December 31, 2019, has been derived from our audited financial statements. All financial data should be read in conjunction with the notes in our consolidated financial statements. Non-GAAP Financial Measures Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. p. 1

Highlights and Developments p. 2 Quarterly Results • Net income of $27.6 million, or $1.25 per share – ROE of 15.3%, ROTCE of 16.2%(1) and ROAA of 1.47% • Core net income of $32.4 million, or $1.47 per share – Core ROTCE of 19.0% (1) and Core ROAA of 1.73% • Core pre-provision income before income taxes of $41.4 million (1) • Efficiency ratio of 56.1%(1) • Net interest margin increased to 3.26% • Period ending cost of deposits of 0.29% on December 31, 2020 • Total noninterest bearing deposits 23.0% of total deposits • Tangible book value of $31.42 on December 31, 2020 Strategic Actions • Repurchased a total of 209,820 shares in October at an average price of $28.93 per share, completing the most recent $25 million share repurchase authorization • Executed an amendment to our contract with our core systems vendor, effective January 2021 • Recognized a $6.1 million charge related to our Seattle headquarters • On January 28, 2021, the Board of Directors approved an increase in the quarterly dividend to $0.25 per share and an additional $25 million share repurchase program HomeStreet reported strong results in the fourth quarter of 2020, concluding a year in which, notwithstanding the challenges presented by the global pandemic, we benefited from our diversified business model, our conservatively underwritten loan portfolio and the steadfast commitment of our employees (1) See appendix for reconciliation of non-GAAP financial measures.

p. 3 Focus on profitability and efficiency while emerging as a leading western regional bank • Seattle-based diversified commercial & consumer bank – company founded in 1921 • Serving customers throughout the western United States • 67 bank branches and primary offices • Total assets $7.2 billion Nasdaq: HMST

HomeStreet Turns 100 • On August 18, 2021, HomeStreet, Inc. will celebrate its 100th anniversary • At that time, incorporations were either delivered by horseback, steam wheeler, or train • Of the nearly 2,900 incorporations filed that year, only 33 exist today • Things have changed much during the past century, but HomeStreet has always served its communities with the highest standards and care, surviving the Great Depression, wars, the Thrift Crisis, the Great Recession, and the current pandemic • We don’t know what challenges will face us in the future, but with our culture, employees and loyal customers we feel confident we will continue to thrive despite the challenges p. 4University Village Apartments, Seattle, WA

Seattle Metro Washington Oregon Idaho Utah California Hawaii Southern California Retail deposit branches (62) Primary stand-alone insurance office (1) Primary stand-alone lending centers (4) HomeStreet p. 5 The number of offices depicted does not include five satellite offices that have a limited number of staff which report to a manager located in a separate primary office. Market Focus: • Seattle / Puget Sound & Eastern WA • Portland, OR • San Francisco / Bay Area, CA • Southern California • Hawaiian Islands Strategy: • Grow loan and core deposit portfolios • Optimize capitalization • Grow market share in highly attractive metropolitan markets • Improve operating efficiency • Introduce smart product offerings – fast follower of technology

$ 2 7 .0 2 $ 2 7 .5 2 $ 2 8 .7 3 $ 3 0 .1 5 $ 3 1 .4 2 $0.15 $0.30 $0.45 $0.60 $- $0.50 $1.00 $1.50 $2.00 $24 $26 $28 $30 $32 4Q19 1Q20 2Q20 3Q20 4Q20 TBVPS Cummulative Dividends Shareholder Value and Active Capital Management Growth in Tangible Book Value per Share(1) p. 6 On January 28, 2021, the Board of Directors approved an increase in the quarterly dividend to $0.25 per share and an additional $25 million share repurchase program (1) See appendix for reconciliation of non-GAAP financial measures. TBVPS increased 19.3% since June 30, 2019 Repurchases: • 2020: 2.5 million shares repurchased; $58 million; average price $26.31 • 2019: 3.2 million shares repurchased; $98 million; average price $30.76 • Cumulative: 5.4 million shares repurchased; $156 million; average price $28.94 Dividends • 2020: Quarterly dividend initiated: $0.15 per share; Annual payout: $0.60 per share

$45.5 $45.4 $51.5 $55.7 $56.0 2.87% 2.93% 3.12% 3.20% 3.26% 4Q19 1Q20 2Q20 3Q20 4Q20 Net Interest Income Net Interest Margin Net Interest Income & Margin p. 7 $ Millions • Increasing net interest margin • Reduced funding costs

$6.33 $6.25 $6.67 $6.97 $6.88 4.21% 4.10% 3.74% 3.66% 3.65% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $1 $2 $3 $4 $5 $6 $7 $8 4Q19 1Q20 2Q20 3Q20 4Q20 Investment Securities Loans Average Yield Interest-Earning Assets Average Balances p. 8 $ Billions Average Yield Percent

$4.99 $4.94 $5.07 $5.19 $5.09 1.69% 1.48% 0.81% 0.62% 0.52% 1.22% 0.72% 0.51% 0.36% 0.29% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0 $1 $2 $3 $4 $5 $6 4Q19 1Q20 2Q20 3Q20 4Q20 Total Borrowings Interest Bearing Deposits Average Rate Period End Cost of Deposits Interest-Bearing Liabilities Average Balances p. 9 $ Billions Average Rate Percent

Deposits Balances p. 10 17% 19% 23% 23% 23% 53% 56% 57% 57% 57% 30% 25% 20% 20% 20% $- $1 $2 $3 $4 $5 $6 $7 4Q19 1Q20 2Q20 3Q20 4Q20 Time Deposits Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits $ Billions $5.34 $5.26 $5.66 $5.82 $5.82

$21.9 $32.6 $36.6 $36.2 $44.0 -$10 $0 $10 $20 $30 $40 $50 4Q19 1Q20 2Q20 3Q20 4Q20 Other Deposit Fees Loan Servicing Income Net Gain on Mortgage Loan Origination and Sale Activities Noninterest Income Noninterest Income p. 11 $ Millions Other consists of insurance agency commissions, swap income, prepayment fee income, gain (loss) on sale of securities, and other miscellaneous income

$53.2 $55.2 $57.7 $58.1 $64.8 1,071 996 987 999 1,013 900 1,000 1,100 1,200 1,300 $0 $10 $20 $30 $40 $50 $60 $70 4Q19 1Q20 2Q20 3Q20 4Q20 General, Administrative and Other Information services Occupancy Compensation & Benefits FTE Noninterest Expense Noninterest Expense p. 12 $ Millions The table above includes restructuring related charges of $2.2 million, $1.2 million, $2.2 million, $2.4 million and $6.1 million for the quarters ending December 31, 2019, March 31, 2020, June 30, 2020, September 30, 2020, and December 31, 2020, respectively. The table also includes $1.5 million prepayment fees on FHLB advances for the quarter ending December 31, 2020. Please see appendix for reconciliation of non-GAAP financial measures.

C&I (1) 21% CRE Perm Nonowner 16% Multifamily 27%Construction All Types 11% Home Equity & Other 8% Single Family 17% Loan Portfolio p. 13 A highly diversified loan portfolio by product and geography. Multifamily 53% Industrial 9% Office 17% Retail 13% Other 8% CRE by Property Type: $2.7 Billion (1) Custom Home Construction 27% Multifamily Construction 21% CRE 4% Residential Construction 37% Land & Lots 11% Construction by Property Type: $554 Million Loan Composition: $5.2 Billion (1) - Includes owner occupied CRE

Commercial Business Lending Overview Commercial Business Balances by Industry Type as of December 31, 2020 p. 14 28% 12% 10%8% 7% 5% 5% 5% 4% 16% Health Care and Social Assistance Manufacturing Professional, Scientific and Technical Services Accomodation and Food Services Construction Transportation and Warehousing Wholesale Trade Administrative and Support and Waste Management and Remediation Services Finance and Insurance All Other $645.7M

[HomeStreet]

Permanent Commercial Real Estate Lending Overview

CA Los Angeles County
CA Other
Oregon
Other
WA King/Pierce/Snohomish
WA Other

Geographical Distribution (Balances)



6%
9%
11%
6%
24%
44%

Multifamily



12%
19%
38%
26%
3%
2%

Industrial / Warehouse



16%
16%
13%
44%
5%
6%

Office



9%
18%
34%
22%
7%
10%

Retail



15%
4%
4%
3%
1%
73%

Other

Loan Characteristics

Multifamily
- Up To 30 Year Term
- $30MM Loan Amt. Max
- ≥ 1.15 DSCR
- Avg. LTV @ Orig. ~ 63%

Industrial / Warehouse
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 61%

Office
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 68%

Retail
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 63%

Other
- Additional property types are reviewed on a case by case basis
- Includes acquired loan types
- Examples include: hotels, schools, churches, marinas

12/31/20 Balances Outstanding Totaling $2.7 Billion

Multifamily
- Balance: $1.43B
- % of Balances: 53%
- Portfolio Avg. LTV ~ 57%(1)
- Portfolio Avg. DSCR ~ 1.39x
- Avg. Loan Size: $3.1M
- Largest Dollar Loan: $25.0M

Industrial / Warehouse
- Balance: $240M
- % of Balances: 9%
- % Owner Occupied: 51%
- Portfolio LTV ~ 51%(1)
- Portfolio Avg. DSCR ~ 1.57x
- Avg. Loan Size: $1.8M
- Largest Dollar Loan: $19.4M

Office
- Balance: $462M
- % of Balances: 17%
- % Owner Occupied: 25%
- Portfolio LTV ~ 59%(1)
- Portfolio Avg. DSCR ~ 1.70x
- Avg. Loan Size: $2.3M
- Largest Dollar Loan: $23.7M

Retail
- Balance: $361M
- % of Balances: 13%
- % Owner Occupied: 20%
- Portfolio LTV ~ 54%(1)
- Portfolio Avg. DSCR ~ 1.68x
- Avg. Loan Size: $2.4M
- Largest Dollar Loan: $18.2M

Other
- Balance: $237M
- % of Balances: 8%
- % of Owner Occupied: 68%
- Portfolio LTV ~ 42%(1)
- Portfolio Avg. DSCR ~ 1.74x
- Avg. Loan Size: $2.4M
- Largest Dollar Loan: $26.0M

- **HomeStreet lends across the full spectrum of commercial real estate lending types, but is deliberate in its effort to achieve diversification among property types and geographic areas to mitigate concentration risk.**
- **"Other" category includes loans secured by Schools ($69.5 million), Hotels ($54.3 million), and Churches ($20.8 million)**

(1) Property values as of origination date.

p. 15

Construction Lending Overview

HomeStreet

Seattle Metro | Puget Sound Other | WA Other | Portland Metro | OR Other | Hawaii | California | Utah | Idaho | Other: AZ, CO

Geographical Distribution (Balances)


24%
1%
29%
2%
1%
2%
10%
31%

Custom Home Construction


9%
3%
5%
41%
10%
32%

Multifamily


9%
26%
65%

Commercial


14%
30%
8%
29%
11%
5%
1%
2%

Residential Construction


19%
40%
8%
9%
8%
4%
12%

Land and Lots

Loan Characteristics

Custom Home Construction

- 12 Month Term
- Consumer Owner Occupied
- Borrower Underwritten similar to Single Family

Multifamily

- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.20 DSC
- Portfolio LTV ~ 62%
- Liquidity and DSC covenants

Commercial

- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.25 DSC
- ≥ 50% pre-leased office/retail
- Portfolio LTV ~39%
- Liquidity and DSC covenants

Residential Construction

- 12-18 Month Term
- LTC: ≤ 95% Presale & Spec
- Leverage, Liquid. & Net Worth Covenants as appropriate
- Portfolio LTV ~ 72%

Land and Lots

- 12-24 Month Term
- ≤ 50% -80% LTC
- Strong, experienced, vertically integrated builders
- Portfolio LTV ~ 67%

12/31/20 Balances Outstanding Totaling $554 Million

Custom Home Construction

- Balance: $152M
- Unfunded Commitments: $98M
- % of Balances: 27%
- % of Unfunded Commitments: 25%
- Avg. Loan Size: $512K
- Largest Dollar Loan: $2.0M

Multifamily

- Balance: $115M
- Unfunded Commitments: $37M
- % of Balances: 21%
- % of Unfunded Commitments: 9%
- Avg. Loan Size: $9.6M
- Largest Dollar Loan: $27.9M

Commercial

- Balance: $23M
- Unfunded Commitments: $8M
- % of Balances: 4%
- % of Unfunded Commitments: 2%
- Avg. Loan Size: $7.6M
- Largest Dollar Loan: $14.7M

Residential Construction

- Balance: $204M
- Unfunded Commitments: $249M
- % of Balances: 37%
- % of Unfunded Commitments: 63%
- Avg. Loan Size: $350K
- Largest Dollar Loan: $10.3M

Land and Lots

- Balance: $60M
- Unfunded Commitments: $4M
- % of Balances: 11%
- % of Unfunded Commitments: 1%
- Avg. Loan Size: $770K
- Largest Dollar Loan: $5.0M

Construction lending is a broad category that includes many different loan types, which possess different risk profiles. HomeStreet lends across the full spectrum of construction lending types. Additionally, our expansion into additional markets has provided an opportunity to increase geographic diversification

p. 16

Allocation of Allowance by Product Type p. 17 $ Thousands December 31, 2020 September 30, 2020 January 1, 2020 Allowance for Credit Losses Reserve Amount Reserve Rate Reserve Amount Reserve Rate Reserve Amount Reserve Rate Non-owner Occupied CRE $8,845 1.07% $8,923 1.05% $3,853 0.43% Multifamily 6,072 0.43% 4,871 0.37% 4,038 0.40% Construction/Land Development Multifamily Construction 4,903 4.25% 5,920 4.13% 3,541 1.88% Commercial RE Construction 1,670 6.12% 1,709 3.79% 509 0.92% Single Family Construction 5,130 1.98% 5,507 2.31% 8,080 2.84% Single Family Construction to Permanent 1,315 0.87% 1,206 0.74% 1,203 0.70% Total CRE Loans 27,935 0.99% 28,136 1.02% 21,224 0.82% Owner Occupied CRE 4,994 1.08% 5,688 1.24% 1,180 0.25% Commercial Business 17,043 4.72% 18,344 4.87% 3,425 0.83% Total C&I 22,037 2.67% 24,032 2.87% 4,605 0.52% Single Family 6,906 0.85% 6,720 0.80% 6,918 0.70% Home Equity and Other 7,416 1.83% 6,004 1.35% 10,868 1.96% Total Consumer Loans 14,322 1.18% 12,724 0.99% 17,786 1.16% Total Allowance for Credit Losses $64,294 1.33% $64,892 1.33% $43,615 0.87% The reserve rate is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA, including PPP loans

[HomeStreet]

Forbearances as of December 31, 2020

Portfolio (1) ($ in thousands)	Initiated in 4Q20		Second Request		Total Approved		Outstanding	
	Number	Amount	Number	Amount	Number	Amount	Number	Amount
Commercial Business by Industry								
Health Care and Social Assistance					90	$46,638		
Accommodation and Food Service					21	19,063		
Transportation and Warehousing					3	11,224		
Arts, Entertainment, and Recreation					3	391		
All Other					8	682		
Total Commercial Business	8	$798	19	$29,532	125	$77,998	15	$22.535
Owner Occupied CRE	1	412	5	38,333	30	73,773	2	544
Non-owner Occupied CRE	-	-	2	2,231	14	58,497	5	12,202
Multifamily	1	5,734	-	-	1	5,734	1	5,734
Total Commercial	10	$6,944	26	$70,096	170	$216,002	23	$41,015(2)
Single Family							150	$70,027(2)
HELOCs and Consumer							53	6,116(2)
Total Consumer							203	$76,143

- During the fourth quarter, second forbearances were approved of $70 million in loans, including one relationship with 19 loans and $56 million of balances. The forbearance provided to this large relationship was part of an overall restructure of the related loans
- As of December 31, 2020, excluding the loans approved for a second forbearance, 98% of the commercial and industrial loans approved for a forbearance have completed their forbearance period and have resumed payments
- (1) Does not include any SBA guaranteed loans for which the government made payments as provided for under the CARES Act, or single-family loans that are guaranteed by Ginnie Mae.
- (2) Commercial loans in forbearance outstanding totaled 1.2% of total commercial and commercial real estate loans, single family loans in forbearance outstanding totaled 7.7% of total single family loans, and HELOC & consumer loans in forbearance outstanding totaled 1.5% of total HELOC & consumer loans at December 31, 2020

p. 18

Outlook p. 19

Key Drivers Guidance Metric 1 to 2 Quarter Outlook Comments Average Loans Held for Investment Increasing • Increases in commercial real estate • Round 2 of PPP loans Average Deposits Increasing • Growth in consumer and business customers Net Interest Margin Stable to Increasing • Lower cost of funds as deposits continue to reprice down due to lower market interest rates • Yield on interest earning assets stabilizes and remains flat • PPP loan forgiveness Noninterest Income Decreasing • Single family profitability decrease Noninterest Expense Decreasing • Lower occupancy expense going forward • Lower information services p. 20 The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent SEC filings including our Annual Report on Form 10-K, and our quarterly reports on Form 10-Q, for a list of factors that may cause us to deviate from our plans or to fall short of our expectations.

Appendix p. 21

Loans Held for Investment Balance Trend p. 22 Balances $ Millions Dec. 31, 2020 Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Non-owner Occupied CRE $830 16% $847 16% $868 16% $872 17% $896 18% Multifamily 1,428 27% 1,327 25% 1,306 24% 1,167 23% 999 20% Construction / Land Development 554 11% 591 11% 630 12% 627 12% 702 14% Total CRE Loans $2,811 54% $2,765 52% $2,804 52% $2,666 52% $2,597 51% Owner Occupied CRE $467 9% $462 9% $463 8% $473 9% $477 9% Commercial Business 646 12% 684 13% 697 13% 439 9% 415 8% Total C&I Loans $1,113 21% $1,146 22% $1,160 21% $912 18% $892 17% Single Family $915 17% $937 18% $983 18% $989 20% $1,073 21% Home Equity and Other 405 18% 446 8% 485 9% 526 10% 553 10% Total Consumer Loans $1,320 25% $1,383 26% $1,468 27% $1,515 30% $1,626 31% Total Loans Held for Investment $5,244 100% $5,294 100% $5,432 100% $5,093 100% $5,115 100%

Loan Originations and Advances Trend p. 23 Originations and Advances $ Millions Dec. 31, 2020 Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Non-owner Occupied CRE $18 2% $23 4% $4 1% $37 5% $126 15% Multifamily 354 48% 273 44% 191 23% 280 42% 342 41% Construction / Land Development 172 23% 153 25% 138 16% 159 24% 181 22% Total CRE Loans $544 74% $449 73% $333 40% $476 71% $649 78% Owner Occupied CRE $21 3% $15 2% $6 - $17 3% $38 5% Commercial Business 41 6% 35 6% 339 41% 69 10% 46 5% Total C&I loans $62 9% $50 8% $345 41% $86 13% $84 10% Single Family $103 14% $84 14% $122 15% $62 9% $56 7% Home Equity and Other 25 3% 29 5% 32 4% 43 6% 44 5% Total Consumer loans $128 17% $113 18% $154 19% $105 16% $100 12% Total $734 100% $612 100% $833 100% $667 100% $833 100%

[HomeStreet]

Results of Operations

$ Thousands, Except Per Share Data	3 Months Ended				
	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
Net Interest Income	$56,048	$55,684	$51,496	$45,434	$45,512
Provision for Credit Losses	-	-	6,469	14,000	(2,000)
Noninterest Income	43,977	36,155	36,602	32,630	21,931
Noninterest Expense	64,770	58,057	57,652	55,184	53,215
Income from Continuing Operations (1)					
Before Income Tax	35,255	33,782	23,977	8,880	16,228
Total	27,598	26,349	18,904	7,139	13,105
Income per Share – Diluted	$1.25	$1.15	$0.81	$0.30	$0.54
Core Net Income (1)					
Total	32,384	28,187	20,155	8,116	14,957
Income per Share – Diluted	$1.47	$1.23	$0.86	$0.34	$0.61
Core Pre-Provision Income Before Income Taxes (1)	41,367	36,139	32,033	24,095	16,520
Net Interest Margin	3.26%	3.20%	3.12%	2.93%	2.87%
Core ROAA – Continuing Operations(1)	1.73%	1.50%	1.12%	0.48%	0.87%
Core ROATCE – Continuing Operations (1)	19.0%	16.6%	12.4%	5.1%	9.2%
Efficiency Ratio (1)	56.1%	59.9%	62.6%	68.5%	74.8%
Full-Time-Equivalent Employees	1,013	999	987	996	1,071
Tier 1 Leverage Ratio (Bank)	9.79%	9.40%	9.79%	10.06%	10.56%
Total Risk-Based Capital (Bank)	14.76%	13.95%	14.08%	13.95%	14.37%
Tier 1 Leverage Ratio (Company)	9.65%	9.34%	9.73%	10.15%	10.16%
Total Risk-Based Capital (Company)	14.00%	13.33%	13.48%	13.50%	13.40%

(1) See appendix for reconciliation of non-GAAP financial measures.

p. 24

Selected Balance Sheet and Other Data Quarter Ended $ Thousands, except per share data Dec. 31, 2020 Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Loans Held For Sale $361,932 $421,737 $303,546 $140,527 $208,177 Loans Held for Investment, net 5,179,886 5,229,477 5,367,278 5,034,930 5,072,784 Allowance for Credit Losses 64,294 64,892 65,000 58,299 41,772 Investment Securities 1,076,364 1,111,468 1,171,821 1,058,492 943,150 Total Assets 7,237,091 7,409,641 7,351,118 6,806,718 6,812,435 Deposits 5,821,559 5,815,690 5,656,321 5,257,057 5,339,959 Borrowings 322,800 514,590 713,590 558,590 471,590 Long-Term Debt 125,838 125,791 125,744 125,697 125,650 Total Shareholders’ Equity 717,750 696,306 694,649 677,314 679,723 Other Data: Tangible Book Value per Share(1) 31.42 30.15 28.73 27.52 27.02 Shares Outstanding 21,796,904 21,994,204 23,007,400 23,376,793 23,890,855 Loans to Deposit Ratio 96.3% 98.3% 101.4% 99.6% 99.7% Asset Quality: ACL to Total Loans 1.33%(2) 1.33%(2) 1.30%(2) 1.17% 0.82% ACL to Nonaccrual Loans 310.3% 307.2% 296.7% 449.3% 324.8% Nonperforming Assets to Total Assets 0.31% 0.30% 0.31% 0.21% 0.21% Nonperforming Assets $22,097 $22,084 $22,642 $14,318 $14,254 p. 25 (1) See appendix for reconciliation of non-GAAP financial measures. (2) The reserve ratio is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA, including PPP loans

HomeStreet

Credit Quality

$ Thousands	Dec. 31, 2020 HMST	Dec. 31, 2020 Group Median	Sep. 30, 2020 HMST	Sep. 30, 2020 Group Median	Jun. 30, 2020 HMST	Jun. 30, 2020 Group Median	Mar. 31, 2020 HMST	Mar. 31, 2020 Group Median	Dec. 31, 2019 HMST	Dec. 31, 2019 Group Median
Nonperforming Assets[1]	$22,097	--	$22,084	--	$22,642	--	$14,318	--	$14,254	--
Nonperforming Loans	$20,722	--	$21,126	--	$21,907	--	$12,975	--	$12,861	--
OREO	$1,375	--	$958	--	$735	--	$1,343	--	$1,393	--
Nonperforming Assets/Total Assets[1]	0.31%	[3]	0.30%	0.22%	0.31%	0.26%	0.21%	0.24%	0.21%	0.23%
Nonperforming Loans/Total Loans	0.40%	[3]	0.40%	0.33%	0.40%	0.34%	0.25%	0.33%	0.25%	0.31%
Total Delinquencies/Total Loans	0.68%	[3]	0.76%	0.56%	0.94%	0.59%	0.86%	0.80%	0.86%	0.53%
Total Delinquencies/Total Loans, Adjusted[2]	0.40%	[3]	0.42%	0.53%	0.51%	0.47%	0.28%	0.64%	0.31%	0.41%
ACL/Nonperforming Loans (NPLs)	310.30%	[3]	307.20%	414.08%	296.7%	406.10%	449.3%	405.82%	324.8%	354.13%

The credit comparison group -- selected in consultation with our regulators, comprising banks with similar geographic footprint and loan portfolio characteristics -- consists of: Alpine Bank, Avidbank, Banc of California, Bank of Marin, Bank of the Sierra, Banner Bank, Cashmere Valley Bank, Cathay Bank, Central Valley Community Bank, Coastal Community Bank, Commercial Bank of California, CTBC Bank Corp., Exchange Bank, Farmers & Merchants Bank of Long Beach, First Choice Bank, First Financial Northwest Bank, Five Star Bank, Heritage Bank, Heritage Bank of Commerce, Kitsap Bank, Manufacturers Bank, Mechanics Bank, Montecito Bank & Trust, Oak Valley Community Bank, Opportunity Bank of Montana, Pacific Mercantile Bank, Pacific Premier Bank, Pacific Western Bank, Peoples Bank, Poppy Bank, Preferred Bank, Royal Business Bank, Silvergate Bank, Sunwest Bank, Tri Counties Bank, Umpqua Bank, Washington Federal Bank NA, and Washington Trust Bank. This group is not used for any other comparative purposes by HomeStreet.

(1) Nonperforming assets includes nonaccrual loans and OREO; excludes performing TDRs.
(2) Total delinquencies and total loans – adjusted (net of Ginnie Mae EBO loans (FHA/VA loans) and guaranteed portion of SBA loans).
(3) Not available at time of publishing.

p. 26

Non-GAAP Financial Measures $ Thousands, Except Per Share Data 3 Months Ended Dec. 31, 2020 Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Tangible Book Value per Share Shareholders’ Equity $717,750 $696,306 $694,649 $677,314 $679,723 Less: Goodwill and Other Intangibles (32,880) (33,222) (33,563) (33,908) (34,252) Tangible Shareholders’ Equity $684,870 $663,084 $661,086 $643,406 $645,471 Common Shares Outstanding 21,796,904 21,994,204 23,007,400 23,376,793 23,890,855 Computed Amount $31.42 $30.15 $28.73 $27.52 $27.02 Tangible Common Equity to Tangible Assets Tangible Shareholders’ Equity $684,870 $663,084 $661,086 $643,406 $645,471 Tangible Assets Total Assets $7,237,091 $7,409,641 $7,351,118 $6,806,718 $6,812,435 Less: Goodwill and other intangibles (32,880) (33,222) (33,563) (33,908) (34,252) Net $7,204,211 $7,376,419 $7,317,555 $6,772,810 $6,778,183 Ratio 9.5% 9.0% 9.0% 9.5% 9.5% Core Earnings Net Income from Continuing Operations $27,598 $26,349 $18,904 $7,139 $13,105 Adjustments (tax effected) Restructuring and Related Charges 4,786 1,838 1,697 977 1,852 Contingent Payout - - (446) - - Total $32,384 $28,187 $20,155 $8,116 $14,957 p. 27

Non-GAAP Financial Measures (cont) $ Thousands, Except Per Share Data 3 Months Ended Dec. 31, 2020 Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Return on Average Tangible Equity Average Tangible Shareholders’ Equity $684,563 $683,452 $664,736 $657,167 $665,992 Net Income $27,598 $26,349 $18,904 $7,139 $10,988 Adjustments Amortization of Cored Deposit Intangibles 267 266 272 277 332 Tangible Net Income $27,865 $26,615 $19,176 $7,416 $11,320 Ratio 16.2% 15.5% 11.6% 4.5% 6.8% Return on Average Tangible Equity - Core Average Shareholders’ Equity $717,666 $716,899 $698,521 $691,292 $701,042 Less: Average Goodwill and Other Intangibles (33,103) (33,447) (33,785) (34,125) (35,050) Average Tangible Equity $684,563 $683,452 $664,736 $657,167 $665,992 Core Earnings $32,384 $28,187 $20,155 $8,116 $14,957 Adjustments Amortization of Core Deposit Intangibles 267 266 272 277 332 Tangible Core Net Income $32,651 $28,453 $20,427 $8,393 $15,289 Ratio 19.0% 16.6% 12.4% 5.1% 9.2% Core Return on Average Assets Average Assets $7,463,702 $7,499,809 $7,207,996 $6,825,993 $6,863,978 Core Earnings $32,384 $28,187 $20,155 $8,116 $14,957 Ratio 1.73% 1.50% 1.12% 0.48% 0.87% p. 28

Non-GAAP Financial Measures (cont) $ Thousands 3 Months Ended Dec. 31, 2020 Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Efficiency Ratio Noninterest Expense $64,770 $58,057 $57,652 $55,184 $53,215 Adjustments Restructuring Related Charges (6,112) (2,357) (2,153) (1,215) (2,292) Prepayment of FHLB Advance (1,492) - - - - State of Washington Taxes (1,056) (677) (675) (512) (507) Adjusted Total $56,110 $55,023 $54,824 $53,457 $50,416 Total Revenues Net Interest Income $56,048 $55,684 $51,496 $45,434 $45,512 Noninterest Income $43,977 $36,155 $36,602 $32,630 $21,931 Adjustments Contingent Payout - - (566) - - Adjusted Total Revenues $100,025 $91,839 $87,532 $78,064 $67,443 Ratio 56.1% 59.9% 62.6% 68.5% 74.8% Core Diluted Earnings per Share Core Earnings $32,384 $28,187 $20,155 $8,116 $14,957 Fully Diluted Shares 22,103,902 22,877,226 23,479,845 23,860,280 24,469,891 Ratio $1.47 $1.23 $0.86 $0.34 $0.61 Pre-Provision Income Before Income Taxes Total Core Revenues $100,025 $91,839 $87,532 $78,064 $67,443 Noninterest Expense (64,770) (58,057) (57,652) (55,184) (53,215) Restructuring Related Charges 6,112 2,357 2,153 1,215 2,292 Total $41,367 $36,139 $32,033 $24,095 $16,520 Effective Tax Rate Used in Computations Above 21.7% 22.0% 21.2% 19.6% 19.2% p. 29

Non-GAAP Financial Measures (cont) p. 30 To supplement our unaudited condensed consolidated financial statements presented in accordance with GAAP, we use certain non-GAAP measures of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures provided by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures prepared in accordance with GAAP. In the information below, we have provided a reconciliation of, where applicable, the most comparable GAAP financial measures to the non-GAAP measures used in this press release, or a reconciliation of the non-GAAP calculation of the financial measure. In this press release, we use (i) tangible common equity and tangible assets as we believe this information is consistent with the treatment by bank regulatory agencies, which excluded intangible assets from the calculation of capital ratios; (ii) core earnings which exclude certain nonrecurring charges primarily related to our discontinued operations and restructuring activities as we believe this measure is a better comparison to be used for projecting future results; (iii) core pre-provision income before taxes which excludes the provision for credit losses as we believe this provides a better understanding of our current and future results after excluding the substantial provision for credit losses required under CECL and the current COVID-19 economic conditions; and (iv) an efficiency ratio which is the ratio of noninterest expenses to the sum of net interest income and noninterest income, excluding certain items of income or expense and excluding taxes incurred and payable to the state of Washington as such taxes are not classified as income taxes and we believe including them in noninterest expenses impacts the comparability of our results to those companies whose operations are in states where assessed taxes on business are classified as income taxes.